                                                                  EXHIBIT 4.3.16


================================================================================

                   CAPSTAR RADIO BROADCASTING PARTNERS, INC.,

                                   AS ISSUER,

                               THE PARTIES LISTED
                             ON THE SIGNATURE PAGES
                             HERETO AS GUARANTORS,
                                 AS GUARANTORS,

                                      AND

                 IBJ SCHRODER BANK & TRUST COMPANY, AS TRUSTEE


                        ------------------------------


                                AMENDMENT NO. 15

                          DATED AS OF JANUARY 29, 1998

                                     TO THE

                                   INDENTURE

                           DATED AS OF APRIL 21, 1995


                        ------------------------------


                                  $76,808,000

                   13 1/4% SENIOR SUBORDINATED NOTES DUE 2003

================================================================================

         AMENDMENT NO. 15, dated as of January 29, 1998 ("Amendment No. 15"), to the INDENTURE, dated as of April 21, 1995, as amended (the "Indenture"), among CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation, as Issuer (the "Company"), the parties listed on the signature pages hereto as Guarantors (each individually, a "Guarantor" and collectively, the "Guarantors"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, as Trustee (the "Trustee").

         Each party agrees for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 13 1/4% Senior Subordinated Notes due 2003 (the "Notes") to amend, pursuant to Section 8.01(4) of the Indenture, the Indenture as follows:

         1. Patterson Broadcasting, Inc. ("Patterson") is a wholly-owned direct subsidiary of the Company and the corporations listed on Exhibit A attached hereto (together with Patterson, the "Corporations") are wholly-owned indirect subsidiaries of the Company. The Corporations are Restricted Subsidiaries acquired or created pursuant to Section 4.14(iii) of the Indenture. The Corporations deliver herewith the Guarantee attached as Exhibit B to this Amendment No. 15 pursuant to the provisions set forth in Sections
4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each of the Corporations shall be deemed parties to the Indenture by virtue of their execution of this Amendment No. 15 and the defined term "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each of the Corporations.

         2. This Amendment No. 15 supplements the Indenture and shall be a part and subject to all the terms thereof. Except as supplemented hereby, the Indenture and the Securities issued thereunder shall continue in full force and effect.

         3. This Amendment No. 15 may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         4. THIS AMENDMENT NO. 15 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

         5. The Trustee shall not be responsible for any recital herein as such recitals shall be taken as statements of the Company, or the validity of the execution by any Guarantor of this Amendment No. 15. The Trustee makes no representation as to the validity or sufficiency of this Amendment No. 15.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 15 to the Indenture to be duly executed and attested as of the date and year first written above.


                             CAPSTAR RADIO BROADCASTING PARTNERS, INC.



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 ---------------------------------------------
                                     William S. Banowsky, Jr.
                                     Executive Vice President

ATTEST:


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             GUARANTORS:


                             AMERON BROADCASTING CORPORATION
                             ASHEVILLE BROADCASTING CORP.
                             ATLANTIC STAR COMMUNICATIONS, INC.
                             ATLANTIC CITY BROADCASTING CORP.
                             BATON ROUGE BROADCASTING COMPANY, INC.
                             BC FUNDS HOLDINGS CO., INC.
                             BEATRICE BROADCASTING CORP.
                             BENCHMARK COMMUNICATIONS HOLDINGS, INC.
                             BREADBASKET BROADCASTING CORPORATION
                             CAPSTAR ACQUISITION COMPANY, INC.
                             CENTRAL STAR COMMUNICATIONS, INC.
                             COMMODORE MEDIA OF KENTUCKY, INC.
                             COMMODORE MEDIA OF NORWALK, INC.
                             COMMODORE MEDIA FLORIDA, INC.
                             COMMODORE MEDIA OF WESTCHESTER, INC.
                             COMMODORE MEDIA OF PENNSYLVANIA, INC.
                             COMMODORE MEDIA OF DELAWARE, INC
                             CONGAREE BROADCASTERS, INC.
                             CORKSCREW BROADCASTING CORPORATION
                             COUNTRY HEARTLINES, INC.
                             CURREY BROADCASTING CORPORATION
                             DANBURY BROADCASTING, INC
                             DAYTONA BEACH BROADCASTING CORP.
                             DIXIE BROADCASTING, INC.
                             GCBR, INC.
                             GREAT AMERICAN EAST, INC.
                             GULFSTAR COMMUNICATIONS WACO LICENSEE, INC.
                             GULFSTAR COMMUNICATIONS CORPUS CHRISTI
                                     LICENSEE, INC.

                             GULFSTAR COMMUNICATIONS PORT ARTHUR
                                     LICENSEE, INC.
                             GULFSTAR BEAUMONT BROADCASTING, INC.
                             GULFSTAR COMMUNICATIONS BEAUMONT LICENSEE,   INC.
                             GULFSTAR COMMUNICATIONS LUFKIN LICENSEE, INC. GULFSTAR COMMUNICATIONS VICTORIA LICENSEE, INC. GULFSTAR COMMUNICATIONS OKLAHOMA LICENSEE, INC. GULFSTAR COMMUNICATIONS OKLAHOMA, INC.
                             GULFSTAR COMMUNICATIONS LUBBOCK LICENSEE, INC. GULFSTAR COMMUNICATIONS TYLER LICENSEE, INC. GULFSTAR COMMUNICATIONS KILLEEN LICENSEE, INC. GULFSTAR COMMUNICATIONS, INC.
                             GULFSTAR COMMUNICATIONS HOLDINGS, INC.
                             GULFSTAR COMMUNICATIONS MANAGEMENT, INC.
                             GULFSTAR COMMUNICATIONS BEAUMONT, INC.
                             GULFSTAR COMMUNICATIONS LUFKIN, INC.
                             GULFSTAR COMMUNICATIONS PORT ARTHUR, INC.
                             GULFSTAR COMMUNICATIONS TEXARKANA, INC.
                             GULFSTAR COMMUNICATIONS TYLER, INC.
                             GULFSTAR COMMUNICATIONS VICTORIA, INC.
                             GULFSTAR COMMUNICATIONS BATON ROUGE, INC.
                             GULFSTAR COMMUNICATIONS NEW MEXICO LICENSEE,
                                     INC.
                             GULFSTAR COMMUNICATIONS CORPUS CHRISTI, INC.
                             GULFSTAR COMMUNICATIONS WACO, INC.
                             GULFSTAR COMMUNICATIONS ARKANSAS, INC.
                             GULFSTAR COMMUNICATIONS NEW MEXICO, INC.
                             GULFSTAR COMMUNICATIONS KILLEEN, INC.
                             GULFSTAR COMMUNICATIONS LUBBOCK, INC.
                             GULFSTAR COMMUNICATIONS ARKANSAS LICENSEE, INC. GULFSTAR COMMUNICATIONS TEXARKANA
                                     LICENSEE, INC.
                             HOUNDSTOOTH BROADCASTING CORPORATION
                             JAMBOREE IN THE HILLS, INC.
                             JUNE BROADCASTING, INC.
                             K-106, INC.
                             LADNER COMMUNICATIONS HOLDING CORP.
                             MOUNTAIN RADIO CORPORATION
                             NELSON BROADCASTING CORPORATION
                             O.C.C., INC.
                             ORANGE COMMUNICATIONS, INC.
                             OSBORN SOUND & COMMUNICATIONS CORP.
                             OSBORN ENTERTAINMENT ENTERPRISES CORPORATION
                             QUASS BROADCASTING COMPANY
                             PACIFIC STAR COMMUNICATIONS, INC.
                             RADIO WBHP, INC.
                             RADIOCO I, INC.
                             RADIOCO II, INC.
                             RAINBOW BROADCASTING CORPORATION

                             RKZ TELEVISION, INC.
                             SHORT BROADCASTING CORPORATION
                             SNG HOLDINGS, INC.
                             SONANCE WACO LICENSE SUBSIDIARY, INC.
                             SONANCE WACO OPERATING COMPANY, INC.
                             SOUTHEAST RADIO HOLDING CORP.
                             SOUTHERN STAR COMMUNICATIONS, INC.
                             WAITE BROADCASTING CORP.
                             WNOK ACQUISITION COMPANY, INC.
                             YELLOW BRICK RADIO CORPORATION



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 ---------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President

ATTEST:

/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             MOUNTAIN LAKES BROADCASTING, L.L.C.

                             By:     Dixie Broadcasting, Inc.,
                                     its Member


                                     By: /s/ WILLIAM S. BANOWSKY, JR.
                                         -------------------------------------
                                         William S. Banowsky, Jr.
                                         Vice President

ATTEST:


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             By:     Radio WBHP, Inc.,
                                     its Member


                                     By: /s/ WILLIAM S. BANOWSKY, JR.
                                         -------------------------------------
                                         William S. Banowsky, Jr.
                                         Vice President
ATTEST:


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary


                             WILMINGTON WJBR-FM, L.L.C.

                             By:     Commodore Media of Delaware, Inc.,
                                     its Manager


                                     By: /s/ WILLIAM S. BANOWSKY, JR.
                                         -------------------------------------
                                         William S. Banowsky, Jr.
                                         Vice President

ATTEST:

/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             MUSIC HALL CLUB, INC.


                             By: /s/ LARRY ANDERSON
                                 -----------------------------
                                 Larry Anderson
                                 President


ATTEST:

/s/ NANCY ANDERSON
---------------------------
Nancy Anderson
Secretary and Treasurer

                             BENCHMARK COMMUNICATIONS RADIO LIMITED
                                      PARTNERSHIP

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 ---------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President

ATTEST



/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary


                             BENCHMARK JACKSON, L.L.C.

                             By:     Benchmark Communications Radio Limited Partnership,
                                     its Member

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 ---------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President

ATTEST



/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             BENCHMARK RADIO ACQUISITION FUND I LIMITED
                                     PARTNERSHIP
                             BENCHMARK RADIO ACQUISITION FUND IV LIMITED
                                     PARTNERSHIP
                             BENCHMARK RADIO ACQUISITION FUND VII LIMITED
                                     PARTNERSHIP
                             BENCHMARK RADIO ACQUISITION FUND VIII LIMITED
                                     PARTNERSHIP
                             BENCHMARK RADIO ACQUISITION FUND IX LIMITED
                                     PARTNERSHIP
                             BENCHMARK RADIO ACQUISITION FUND XI LIMITED
                                     PARTNERSHIP

                             By:     Benchmark Communications Radio Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner


                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 ---------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President

ATTEST


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             WDOV LICENSE LIMITED PARTNERSHIP
                             WDSD LICENSE LIMITED PARTNERSHIP
                             WSRV LICENSE LIMITED PARTNERSHIP

                             By:     Benchmark Radio Acquisition Fund I Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Radio Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 --------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President


ATTEST


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             BENCHMARK RADIO ACQUISITION FUND V LIMITED
                                      PARTNERSHIP
                             WOSC LICENSE LIMITED PARTNERSHIP
                             WKOC LICENSE LIMITED PARTNERSHIP
                             WWFG LICENSE LIMITED PARTNERSHIP

                             By:     Benchmark Radio Acquisition Fund IV Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Radio Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 -------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President


ATTEST



/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             WCOS (AM) LICENSE LIMITED PARTNERSHIP
                             WCOS-FM LICENSE LIMITED PARTNERSHIP
                             WHKZ LICENSE LIMITED PARTNERSHIP
                             WVOC LICENSE LIMITED PARTNERSHIP

                             By:     Benchmark Radio Acquisition Fund V Limited Partnership,
                                     its General Partner

                             By:     Benchmark Radio Acquisition Fund IV Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Radio Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 ---------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President

ATTEST


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             WJMZ LICENSE LIMITED PARTNERSHIP

                             By:     Benchmark Radio Acquisition Fund VII Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Radio Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 ---------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President


ATTEST


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             BENCHMARK GREENVILLE, L.L.C.

                             By:     Benchmark Radio Acquisition Fund III Limited Partnership, its Manager

                             By:     Benchmark Communications Radio Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 --------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President

ATTEST


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             WESC(AM) LICENSE LIMITED PARTNERSHIP
                             WESC-FM LICENSE LIMITED PARTNERSHIP
                             WFNQ LICENSE LIMITED PARTNERSHIP

                             By:     Benchmark Greenville, L.L.C.,
                                     its General Partner

                             By:     Benchmark Radio Acquisition Fund VII Limited Partnership,
                                     its Member

                             By:     Benchmark Communications Radio Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 --------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President

ATTEST



/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             WUSQ LICENSE LIMITED PARTNERSHIP
                             WNTW LICENSE LIMITED PARTNERSHIP
                             WYYD LICENSE LIMITED PARTNERSHIP
                             WROV(AM) LICENSE LIMITED PARTNERSHIP
                             WROV-FM LICENSE LIMITED PARTNERSHIP


                             By:     Benchmark Radio Acquisition Fund VIII Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Radio Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 --------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President
ATTEST:


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             BENCHMARK RADIO ACQUISITION FUND VI, LC

                             By:     Benchmark Radio Acquisition Fund VIII Limited Partnership, its Member

                             By:     Benchmark Communications Radio Limited Partnership,
                                     its General Partner

                             By:     Benchmark Communications Holdings, Inc.,
                                     its General Partner



                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 --------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President
ATTEST:


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             GCBR, L.P.

                             By:     GulfStar Communications Baton Rouge, Inc., its General Partner

                                     /s/ WILLIAM S. BANOWSKY, JR.
                             By:     -----------------------------------
                                     William S. Banowsky, Jr.
                                     Vice President

ATTEST:


/s/ KATHY ARCHER
---------------------------
Kathy Archer
Assistant Secretary

                             JUNE BROADCASTING, INC.
                             PATTERSON ALLENTOWN BROADCASTING CORP.
                             PATTERSON ALLENTOWN LICENSEE CORP.
                             PATTERSON BATTLE CREEK BROADCASTING CORP.
                             PATTERSON BATTLE CREEK LICENSEE CORP.
                             PATTERSON BATTLE CREEK BROADCASTING, INC.
                             PATTERSON BROADCASTING, INC.
                             PATTERSON FRESNO BROADCASTING CORP.
                             PATTERSON FRESNO LICENSEE CORP.
                             PATTERSON GRAND RAPIDS BROADCASTING CORP.
                             PATTERSON GRAND RAPIDS LICENSEE CORP.
                             PATTERSON HARRISBURG LICENSEE CORP.
                             PATTERSON HONOLULU BROADCASTING CORP.
                             PATTERSON HONOLULU LICENSEE CORP.
                             PATTERSON PENSACOLA LICENSEE CORP.
                             PATTERSON RENO BROADCASTING CORP.
                             PATTERSON RENO LICENSEE CORP.
                             PATTERSON SAVANNAH BROADCASTING CORP.
                             PATTERSON SAVANNAH LICENSEE CORP.
                             PATTERSON SPRINGFIELD BROADCASTING CORP.
                             PATTERSON SPRINGFIELD LICENSEE CORP.
                             RADIO DINUBA COMPANY


                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 ----------------------------------------------
                                 William S. Banowsky, Jr.
                                 Vice President

                                     IBJ SCHRODER BANK & TRUST COMPANY,
                                     as Trustee



                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

ATTEST:



---------------------------
Name:
     ----------------------
Title:
      ---------------------

                                   EXHIBIT A

June Broadcasting, Inc.
Patterson Allentown Broadcasting Corp.
Patterson Allentown Licensee Corp.
Patterson Battle Creek Broadcasting Corp.
Patterson Battle Creek Licensee Corp.
Patterson Fresno Broadcasting Corp.
Patterson Fresno Licensee Corp.
Patterson Grand Rapids Broadcasting Corp.
Patterson Grand Rapids Licensee Corp.
Patterson Harrisburg Licensee Corp.
Patterson Honolulu Broadcasting Corp.
Patterson Honolulu Licensee Corp.
Patterson Pensacola Licensee Corp.
Patterson Reno Broadcasting Corp.
Patterson Reno Licensee Corp.
Patterson Savannah Broadcasting Corp.
Patterson Savannah Licensee Corp.
Patterson Springfield Broadcasting Corp.
Patterson Springfield Licensee Corp.
Radio Dinuba Company

                                   EXHIBIT B

                                   GUARANTEE

     The Guarantors (the "Guarantors," which term includes any successor Person under the Indenture, dated April 21, 1995, as amended, among Capstar Radio Broadcasting Partners, Inc. and its subsidiaries and IBJ Schroder Bank & Trust Company (the "Indenture")) have unconditionally guaranteed, on a senior subordinated basis, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Noteholders or the Trustee all in accordance with the terms set forth in Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

     The obligations of the Guarantors to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee. Terms used and not defined herein shall have the meaning set forth in the Indenture.

                             GUARANTORS:
                             ----------

                             JUNE BROADCASTING, INC.
                             PATTERSON ALLENTOWN BROADCASTING CORP.
                             PATTERSON ALLENTOWN LICENSEE CORP.
                             PATTERSON BATTLE CREEK BROADCASTING CORP.
                             PATTERSON BATTLE CREEK LICENSEE CORP.
                             PATTERSON BROADCASTING, INC.
                             PATTERSON FRESNO BROADCASTING CORP.
                             PATTERSON FRESNO LICENSEE CORP.
                             PATTERSON GRAND RAPIDS BROADCASTING CORP.
                             PATTERSON GRAND RAPIDS LICENSEE CORP.
                             PATTERSON HARRISBURG LICENSEE CORP.
                             PATTERSON HONOLULU BROADCASTING CORP.
                             PATTERSON HONOLULU LICENSEE CORP.
                             PATTERSON PENSACOLA LICENSEE CORP.
                             PATTERSON RENO BROADCASTING CORP.
                             PATTERSON RENO LICENSEE CORP.
                             PATTERSON SAVANNAH BROADCASTING CORP.
                             PATTERSON SAVANNAH LICENSEE CORP.
                             PATTERSON SPRINGFIELD BROADCASTING CORP.
                             PATTERSON SPRINGFIELD LICENSEE CORP.
                             RADIO DINUBA COMPANY


                             By: /s/ WILLIAM S. BANOWSKY, JR.
                                 ---------------------------------------------
                                     William S. Banowsky, Jr.
                                     Vice President